ATLANTIC WHITEHALL FUNDS TRUST

Atlantic Whitehall Growth Fund
(Distributor Class)

Supplement dated February 16, 2007
to the Prospectus dated April 1, 2006 ("Prospectus")

This Supplement updates the information in, and should be read in conjunction with, the Prospectus for the Distributor Class shares of the Atlantic Whitehall Growth Fund dated April 1, 2006.

Effective January 22, 2007, Patricia Bannan was added to the Atlantic Whitehall Growth Fund team. As a result, the section entitled "Portfolio Managers" on page 6 of the Prospectus, should be replaced with the following:

The Adviser employs a team approach with specific individual members of the team having final authority and ultimate accountability for specific phases of the process. Portfolio managers and analysts are responsible for research in the sectors they cover. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process. The lead portfolio managers of the team are jointly and primarily responsible for making day-to-day investment decisions for the Funds. The lead portfolio managers of the Growth Fund team are Ms. Bannan and Messrs. Zimmerman and Cosentino.

Ms. Bannan is a Managing Director and Senior Investment Manager with over 20 years of investment experience managing institutional and mutual fund equity portfolios. Ms. Bannan joined the Adviser on January 22, 2007. Mr. Zimmerman is a Senior Vice President with 46 years of investment experience, 2 years with the Adviser. His research responsibilities are of a generalist nature. Mr. Cosentino is a Vice President and Investment Analyst, and has been a member of the investment team since 1999. He focuses primarily on the financial services industry.

Please see the Statement of Additional Information for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.